                                                                    EXHIBIT 25.1

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               -----------------

                                    FORM T-1

                   STATEMENT OF ELIGIBILITY UNDER THE TRUST
                    INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE

            CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                     TRUSTEE PURSUANT TO SECTION 305(b)(2)

                               -----------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

                New York                                     13-5160382
     (Jurisdiction of incorporation                      (I.R.S. Employer
      if not a U.S. national bank)                      Identification No.)

One Wall Street, New York, New York                              10286
(Address of principal executive offices)                      (Zip code)

                                -----------------

                              NEVADA POWER COMPANY
               (Exact name of obligor as specified in its charter)

                  Nevada                                88-0420104
       (State or other jurisdiction                  (I.R.S. Employer
    of incorporation or organization)                Identification No.)


        6226 West Sahara Avenue
            Las Vegas, Nevada                             89146
(Address of principal executive offices)                (Zip code)

                                -----------------

           9% GENERAL AND REFUNDING MORTGAGE NOTES, SERIES G, DUE 2013
                       (Title of the indenture securities)

ITEM 1. GENERAL INFORMATION.*

            Furnish the following information as to the Trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

Superintendent of Banks of the          2 Rector Street, New York, N.Y. 10006
   State of New York                          and Albany, N.Y. 12203
Federal Reserve Bank of New York        33 Liberty Plaza, New York, N.Y. 10045
Federal Deposit Insurance Corporation   550 17th Street, N.W., Washington, D.C. 20429
New York Clearing House Association     New York, N.Y. 10005

      (b)   Whether it is authorized to exercise corporate trust powers.

            Yes.

ITEM 2. AFFILIATIONS WITH OBLIGOR.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

      None. (See Note on page 2.)

ITEM 16. LIST OF EXHIBITS.

      Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

      1. -   A copy of the Organization Certificate of The Bank of New York
            (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

      4. - A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

      6. - The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)
--------
      *Pursuant to General Instruction B, the Trustee has responded only to Items 1, 2 and 16 of this form since to the best of the knowledge of the Trustee the obligor is not in default under any indenture under which the Trustee is a trustee.

      7. - A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                      NOTE

      Inasmuch as this Form T-1 is being filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

      Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                    SIGNATURE

      Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 17th day of February, 2004.

                                   THE BANK OF NEW YORK

                                    By:
                                          -----------------------------
                                          Name: Stacey B. Poindexter
                                          Title: Assistant Treasurer

                                                                       EXHIBIT 7
                                                                   (Page 1 of 3)

                      Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business September 30, 2003, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
ASSETS                                                             In Thousands
Cash and balances due from depository
  institutions:
  Noninterest-bearing balances and
   currency and coin ......................................          $ 3,688,426
  Interest-bearing balances ...............................            4,380,259
Securities:
  Held-to-maturity securities .............................              270,396
  Available-for-sale securities ...........................           21,509,356
Federal funds sold in domestic offices ....................            1,269,945
Securities  purchased under agreements
  to resell ...............................................            5,320,737
Loans and lease financing receivables:
  Loans and leases held for sale ..........................              629,178
  Loans and leases, net of unearned
   income .......................................38,241,326
  LESS: Allowance for loan and
   lease losses ....................................813,502
  Loans and leases, net of unearned
   income and allowance ...................................           37,427,824
Trading Assets ............................................            6,323,529
Premises and fixed assets (including
  capitalized leases) .....................................              938,488
Other real estate owned ...................................                  431
Investments in unconsolidated subsidiaries
  and associated companies ................................              256,230
Customers' liability to this bank on
  acceptances outstanding .................................              191,307
Intangible assets
  Goodwill ................................................            2,562,478
  Other intangible assets .................................              798,536
Other assets ..............................................            6,636,012
                                                                     -----------
Total assets ..............................................          $92,203,132
                                                                     ===========

                                                                       EXHIBIT 7
                                                                   (Page 2 of 3)






LIABILITIES
Deposits:
  In domestic offices .....................................          $35,637,801
  Noninterest-bearing ...........................15,795,823
  Interest-bearing ..............................19,841,978
  In foreign offices, Edge and
   Agreement subsidiaries, and IBFs .......................           23,759,599
  Noninterest-bearing ..............................599,397
  Interest-bearing ..............................23,160,202
Federal funds purchased in domestic
  offices .................................................              464,907
Securities sold under agreements to
  repurchase ..............................................              693,638
Trading liabilities .......................................            2,634,445
Other borrowed money: (includes mortgage
   indebtedness and obligations under
   capitalized leases) ....................................           11,168,402
Bank's liability on acceptances
  executed and outstanding ................................              193,690
Subordinated notes and debentures .........................            2,390,000
Other liabilities .........................................            6,573,955
                                                                     -----------
Total liabilities .........................................          $83,516,437
                                                                     ===========
Minority interest in consolidated
  subsidiaries ............................................              519,418

EQUITY CAPITAL
Perpetual preferred stock and related
  surplus .................................................                    0
Common stock ..............................................            1,135,284
Surplus ...................................................            2,057,234
Retained earnings .........................................            4,892,597
Accumulated other comprehensive income ....................               82,162
Other equity capital components ...........................                    0
Total equity capital ......................................            8,167,277
                                                                     -----------
Total liabilities minority interest
  and equity capital ......................................          $92,203,132
                                                                     ===========

                                                                       EXHIBIT 7
                                                                   (Page 3 of 3)


I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi      -                      Directors
Gerald L. Hassell    -
Alan R. Griffith     -